SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

MAY 23, 2003

Date of Report (Date of Earliest Event Reported)

UTSTARCOM, INC.
(Exact name of registrant as specified in its charter)

Delaware		52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway Alameda, California 94502
(Address of principal executive offices) (Zip code)

(510) 864-8800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Item 2.                                                           Acquisition or Disposition of Assets.

On May 23, 2003, the Registrant acquired from 3Com Corporation, a Delaware corporation (“3Com”), selected assets from 3Com’s CommWorks division (the “Transaction”), including its portfolio of carrier-focused voice and data networking products, customer support and professional services (the “Assets”).  The Registrant intends to continue to use the Assets as they were previously used by 3Com.  In addition, the Registrant acquired or licensed all of the 3Com intellectual property used by CommWorks. The Transaction was completed pursuant to the Asset Purchase Agreement by and between UTStarcom, Inc. and 3Com Corporation, dated March 4, 2003 and previously filed as exhibit 10.89 to the Registrant’s Form 10-Q filed as of May 12, 2003.

The Registrant paid $100 million in cash in connection with the Transaction; such consideration was determined through negotiations between the Registrant and 3Com.  The Registrant funded the consideration for the Transaction from cash on hand.

The Registrant’s press release dated May 27, 2003 announcing the completion of the Transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.                                                           Financial Statements and Exhibits.

(a)                                            Financial Statements of Business Acquired.

It is impracticable for the Registrant to provide the required financial statements for the business acquired  at the time of filing this report, but the Registrant will file such required financial statements, if required pursuant to this item, by amendment to this report as soon as practicable, but not later than sixty days after this report was required to be filed initially.

(b)                                           Pro Forma Financial Information.

It is impracticable for the Registrant to provide the required pro forma information for the business acquired  at the time of filing this report, but the Registrant will file such required pro forma information, if required pursuant to this item and Article 11 of Regulation S-X, by amendment to this report as soon as practicable, but not later than sixty days after this report was required to be filed initially.

(c)                                            Exhibits.

Exhibit Number	Description

10.89(1)	Asset Purchase Agreement dated as of March 4, 2003 between UTStarcom, Inc. and 3Com Corporation.

99.1	Press release entitled “UTStarcom Completes Acquisition of Selected CommWorks’ Assets from 3Com,” dated May 27, 2003.

(1)                                  Incorporated by reference to the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.
Date: June 4, 2003	By:	/s/ Michael J. Sophie
	Name:	Michael J. Sophie
	Title:	Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED MAY 23, 2003

Exhibit	Description

10.89(1)	Asset Purchase Agreement dated as of March 4, 2003 between UTStarcom, Inc. and 3Com Corporation.

99.1	Press release entitled “UTStarcom Completes Acquisition of Selected CommWorks’ Assets from 3Com,” dated May 27, 2003.

(1)                                  Incorporated by reference to the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.